EXHIBIT 32.1


      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Peter M Kuhn, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Bullion River Gold Corp. on Form 10-QSB for the fiscal quarter ended March 31, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-QSB fairly presents in all material respects the financial condition and results of operations of Bullion River Gold Corp.



Date: April 14, 2005
                                     By:  /s/ Peter M. Kuhn
                                          -------------------------------------
                                     Name:    Peter M. Kuhn
                                     Title:   Chief Executive Officer

I, Daniel Graves, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Bullion River Gold Corp. on Form 10-QSB for the fiscal quarter ended March 31, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-QSB fairly presents in all material respects the financial condition and results of operations of Bullion River Gold Corp.



Date: April 14, 2005
                                     By:  /s/ Daniel Graves
                                          -------------------------------------
                                     Name:    Daniel Graves
                                     Title:   Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to Bullion River Gold Corp. and will be retained by Bullion River Gold Corp. and furnished to the Securities and Exchange Commission or its staff upon request.